                                     (LOGO)

                                FLAG INVESTORS

                     INTERMEDIATE-TERM INCOME FUND, INC.

                            (Institutional Shares)

   This mutual fund (the "Fund") is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund will invest exclusively in high quality debt securities, primarily U.S. Government securities (including agency securities), corporate bonds, collateralized mortgage obligations and other asset-backed securities. Under normal circumstances, the dollar weighted expected average maturity of the portfolio will be approximately three to five years and the maximum dollar weighted average duration will be four years. (See "Investment Program.")

   Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated ("Alex. Brown") or Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated May 1, 1995, as amended through November 1, 1995, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

==============================================================================
THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                      PROSPECTUS

The date of this Prospectus is November 1, 1995

FLAG INVESTORS
                     INTERMEDIATE-TERM INCOME FUND, INC.
                            (INSTITUTIONAL SHARES)

                          135 EAST BALTIMORE STREET
                          BALTIMORE, MARYLAND 21202


                              TABLE OF CONTENTS

                                                            Page
 1. Fund Expenses  ...................................       2
 2. Financial Highlights  ............................       3
 3. Investment Program  ..............................       5
 4. Investment Restrictions  .........................      10
 5. How to Invest in Institutional Shares  ...........      10
 6. How to Redeem Institutional Shares  ..............      13
 7. Telephone Transactions ...........................      13
 8. Dividends and Taxes  .............................      14
 9. Management of the Fund  ..........................      16
10. Investment Advisor  ..............................      16
11. Distributor  .....................................      17
12. Custodian, Transfer Agent, Accounting Services  ..      17
13. Performance Information  .........................      18
14. General Information  .............................      19
    Appendix .........................................     A-1

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  No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made.
-------------------------------------------------------------------------------

============================================================================
1. FUND EXPENSES
 ............................................................................

SHAREHOLDER TRANSACTION EXPENSES:
(as a percentage of offering price)
-----------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases  ..............      None
Maximum Sales Charge Imposed on Reinvested Dividends  ...      None
Deferred Sales Charge  ..................................      None

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ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets)
-----------------------------------------------------------------------------

Management Fees (net of fee waivers)  ................  .21%*
12b-1 Fees  ..........................................   None
Other Expenses  ......................................  .24%
Total Fund Operating Expenses (net of fee waivers)  ..  .45%*
-----------------------------------------------------------------------------

*The Fund's investment advisor currently intends to waive its fee or reimburse the Fund, on a voluntary basis, to the extent required so that Total Fund Operating Expenses do not exceed .45% of the Institutional Shares' average daily net assets. Absent fee waivers, Management Fees would be .35% and Total Fund Operating Expenses would be .59% of the Institutional Shares' average daily net assets.

EXAMPLE:

 You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:*         1 year       3 years        5 years       10 years
--------------------------------------------------------------------------------------------------------
                                                        $5            $15           $25            $58

-----------------------------------------------------------------------------
*The example is based on Total Fund Operating Expenses, net of fee waivers.
 Absent fee waivers, expenses would be higher.

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares", "Investment Advisor" and "Distributor.") The Expenses and Example appearing in the table above are based on the Fund's expenses (net of fee waivers) for the Flag Investors Shares, another class of shares offered by the Fund, for the fiscal year ended December 31, 1994, less 12b-1 fees of .25%.

=============================================================================
2. FINANCIAL HIGHLIGHTS
 .............................................................................

   The Fund has not offered the Institutional Shares prior to the date of this Prospectus. However, the Fund has offered another class of shares since 1991. Historical financial information about the Fund is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table have been derived from the Fund's financial statements for the periods indicated and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and related notes for the Flag Investors Shares for the fiscal year ended December 31, 1994 and the report thereon of Deloitte & Touche LLP and the unaudited financial statements for such shares for the six-month period ended June 30, 1995 are included in the Statement of Additional Information. Additional performance information for the Flag Investors Shares is contained in the Fund's Annual Report for the fiscal year ended December 31, 1994 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(Based on average shares outstanding during each period)
-----------------------------------------------------------------------------

                                                       Flag Investors Shares
                             --------------------------------------------------------------------------
                                 For the                                               For the Period
                             Six Months Ended         Year Ended December 31,           May 13, 1991*
                              June 30, 1995     -----------------------------------       through
                               (Unaudited)        1994         1993         1992      December 31, 1991
                             ----------------   ---------    ----------   ---------   -----------------
Per Share Operating
  Performance:
Net asset value at beginning
  of period                          $   9.62      $10.57        $10.37      $10.54          $10.00
                             ----------------   ---------    ----------   ---------   -----------------
Income from Investment
  Operations:
Net investment income                    0.29        0.57          0.57        0.63            0.32
Net realized and unrealized
  gain/(loss) on investments             0.59       (0.92)         0.34       (0.05)           0.64
                             ----------------   ---------    ----------   ---------   -----------------
Total from Investment
  Operations                             0.88       (0.35)         0.91        0.58            0.96
Less Distributions:
Dividends from net
  investment income, short-
  term gains and net realized
  currency gain/(loss)                  (0.25)      (0.57)        (0.69)      (0.75)          (0.42)
Return of capital                        --         (0.03)           --          --              --
Distributions from net
  realized long-term gains               --            --         (0.02)         --              --
                             ----------------   ---------    ----------   ---------   -----------------
Total Distributions                     (0.25)      (0.60)        (0.71)      (0.75)          (0.42)
                             ----------------   ---------    ----------   ---------   -----------------
Net asset value at end of
  period                             $  10.25      $ 9.62        $10.57      $10.37          $10.54
                             ================   =========    ==========   =========   =================
Total Return                             9.25%      (3.32)%        8.98%       5.68%           9.79%
Ratio to Average Net Assets:
Expenses(2)                              0.70%(1)    0.70%         0.70%       0.70%           0.70%(1)
Net Investment Income(3)                 5.94%(1)    5.57%         5.43%       6.01%           5.97%(1)
Supplemental Data:
Net assets at end of period
   (000)                             $71,597      $78,789      $112,520     $78,706         $64,327
Portfolio turnover rate                  20%          50%           86%        107%             46%

------
  * Commencement of operations.
 ** Total return represents aggregate total return for the periods indicated
    and does not reflect any applicable sales charges.
(1) Annualized.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been .91% (annualized), .84%, .85%, .87% and 1.73% (annualized) for the six months ended June 30, 1995, for the years ended December 31, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 5.73% (annualized), 5.43%, 5.28%, 5.83% and 4.94% (annualized) for the six months ended June 30, 1995, for the years ended December 31, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.

=============================================================================
3. INVESTMENT PROGRAM
 .............................................................................

INVESTMENT OBJECTIVES, POLICIES AND RISK
CONSIDERATIONS

   The Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund's investment objective is a fundamental policy and may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund.

   In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in (i) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities (including securities of the Government National Mortgage Association ("GNMA")), (ii) collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA") and which are rated AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or are determined to be of comparable quality by Investment Company Capital Corp., the Fund's investment advisor ("ICC" or the "Advisor") and (iii) corporate bonds and debentures that are rated A or better by S&P or Moody's or are determined to be of comparable quality by the Advisor. The Fund may also invest up to 35% of its assets in other asset-backed securities that are rated AAA by S&P or Aaa by Moody's or are determined to be of comparable quality by the Advisor. In addition, up to 20% of the Fund's assets may be invested in debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions,
(ii) international organizations designated or supported by governmental entities (e.g. the International Bank for Reconstruction and Development (the World Bank) and the European Steel and Coal Community), (iii) the U.S. Government (non-dollar securities only) and (iv) foreign corporations, which obligations are rated AAA by S&P or Aaa by Moody's or if unrated, are determined to be of comparable quality by the Advisor. For a discussion of the above ratings see the "Appendix."

   U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government

(such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal National Mortgage Association) are supported only by the credit of the agency or instrumentality.

   Under normal circumstances the Fund's portfolio will have a dollar weighted expected average maturity of approximately three to five years and a maximum dollar weighted average duration of four years. For purposes of determining the dollar weighted expected average maturity of the Fund's portfolio, the maturity of a mortgage-backed security will be deemed to be equal to its assumed life, in recognition of the fact that such securities are subject to prepayment.

   To meet its short-term liquidity needs, the Fund may invest in repurchase agreements with respect to U.S. Treasury securities, in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Advisor. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

   Mortgage-backed securities consist of mortgage loans made by lenders, such as commercial banks and savings and loan institutions, assembled into pools for sale to investors. The Fund may invest in pools that are issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. One type of mortgage-backed security in which the Fund may invest is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. The Fund may also invest in FHLMC Participation Certificates and FNMA Certificates. Principal and interest payments on FHLMC and FNMA Certificates are guaranteed only by FHLMC and FNMA, respectively, and not by the full faith and credit of the U.S. Government. For additional information about GNMA, FHLMC and FNMA, see the Statement of Additional Information.

   Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

   Changes in market yields will affect the value of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including mortgage-backed securities) because the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. In addition, prepayments of principal on mortgage pass-through securities may make it difficult to fix interest rates for a specified period of time.

   The Fund may invest in CMOs that meet both the following criteria: (i) are collateralized by securities issued or guaranteed by agencies or instrumentalities of the U.S. Government (e.g., GNMA Certificates, FHLMC Participation Certificates or FNMA Certificates) (collectively, "Mortgage Assets") and (ii) are rated AAA by S&P or Aaa by Moody's or are determined to be of comparable quality by the Advisor. No CMO is insured or guaranteed by the agency or instrumentality of the U.S. Government which issues the mortgage-backed securities that collateralize the CMO. Payment of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. If there is a default in the payment of principal and interest there can be no assurance that the underlying collateral will be sufficient to effect full repayment. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.

   The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, which securities are rated AAA by S&P or Aaa by Moody's, or if not rated, are determined by the Advisor to be of comparable quality. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities.

   A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Accordingly, the value of those assets of the Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. In order to protect against uncertainty in the level of future foreign exchange rates, the Fund is authorized to use forward foreign currency exchange contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is entered into. The Fund may use such forward contracts only under two circumstances. First, if the Advisor believes the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency, the Fund may enter into forward contracts. Second, if the Advisor believes the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies, the Fund may enter into a forward contract to sell or purchase an amount of the foreign currency approximating the value of some or all of those securities.

   The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. An investment in Fund shares should be made with an understanding of the risks which an investment in fixed-rate CMOs may entail, including the risk that the value of the portfolio, hence the value of the Fund's shares, will decline with an increase in interest rates and that the life of the CMOs in the portfolio depends on the actual prepayments received on the underlying mortgage-backed securities, the timing of which cannot be determined but which may be sooner or later than anticipated, especially if interest rates decline.

 ............................................................................

REPURCHASE AGREEMENTS

   The Fund may agree to purchase U.S. Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

 ............................................................................

PURCHASE OF WHEN-ISSUED SECURITIES

   From time to time, in the ordinary course of business, the Fund may purchase securities, at the current market value of the securities, on a forward commitment or "when issued" basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund will purchase securities on a forward commitment or "when issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

 ............................................................................

ADDITIONAL RISK CONSIDERATIONS

   Purchasing foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the payment of principal or interest on foreign securities held by the Fund.

=============================================================================
4. INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self imposed standards and federal and state regulatory limitations. The investment restrictions numbered 1 through 3 below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. Investment restriction number 4 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

3) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; and

4) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

=============================================================================
5. HOW TO INVEST IN INSTITUTIONAL SHARES

   Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown may purchase Institutional Shares through Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

   The minimum initial investment in Institutional Shares is $500,000. There is no minimum investment requirement for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to reject any order for the purchase of Institutional Shares.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Institutional Shares will be executed at the net asset value per share next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and ICC.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose portfolio securities will be given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

    Institutional Shares may be offered only to residents of those states in which such shares are eligible for purchase.

 .............................................................................

PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors Funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." The exchange privilege may be exercised only in those states where the Institutional shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

 ............................................................................

OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by ICC or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

=============================================================================
6. HOW TO REDEEM INSTITUTIONAL SHARES

   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent, Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.)

   A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank, or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within two Business Days.

   Dividends payable up to the date of the redemption of Institutional Shares will be paid on the next dividend payment date. If all of the Institutional Shares in an account have been redeemed on the dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemption) upon 60 days' notice.

=============================================================================
7. TELEPHONE TRANSACTIONS

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business
Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or fascimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

=============================================================================
8. DIVIDENDS AND TAXES

 .............................................................................
DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis, or alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless the shareholder elects otherwise, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at the net asset value per share on the payment date. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through Alex. Brown or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.

 .............................................................................
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information regarding taxes.

   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, as long as the Fund qualifies for this tax treatment, it will be relieved of U.S. federal income tax on amounts distributed to shareholders, but U.S. shareholders, unless otherwise exempt, will pay income or capital gains tax on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares.

   Distributions from the Fund out of net capital gains (the excess of long-term capital gains over short-term capital losses), if any, are treated by shareholders as long-term capital gains regardless of the length of time the shareholder has held the Institutional Shares. All other income distributions are taxed to shareholders as ordinary income. Distributions from the Fund generally will not qualify for the corporate dividends received deduction.

   The sale, exchange or redemption of Institutional Shares is a taxable event to the shareholder.

   Ordinarily, shareholders will include all dividends declared by the Fund in income in the year of payment. However, dividends declared payable to shareholders of record in December of one year but paid in January of the following year, will be deemed to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.

   Investors should be careful to consider the tax implications of buying Institutional Shares just prior to a distribution. The price of Institutional Shares purchased at that time may reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution will nevertheless be taxable on the entire amount of the distribution received.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year. Shareholders are urged to consult their tax advisers concerning the application of state and local taxes to investments in the Fund.

=============================================================================
9. MANAGEMENT OF THE FUND

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to ICC. Two Directors and all of the officers of the Fund are officers or employees of Alex. Brown or ICC. The other Directors of the Fund have no affiliation with Alex. Brown or ICC.

   The Fund's Directors and officers are as follows:

*Richard T. Hale      Chairman      M. Elliott Randolph, Jr.  President
*W. James Price       Director      Paul D. Corbin            Executive Vice President
 James J. Cunnane     Director      Edward J. Veilleux        Vice President
 N. Bruce Hannay      Director      Gary V. Fearnow           Vice President
 John F. Kroeger      Director      Brian C. Nelson           Vice President and Secretary
 Louis E. Levy        Director      Monica M. Hausner         Vice President
 Eugene J. McDonald   Director      Diana M. Ellis            Treasurer
 Harry Woolf          Director      Laurie D. DePrine         Assistant Secretary

------
* Messrs. Hale and Price are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "1940 Act").

=============================================================================
10. INVESTMENT ADVISOR

    Investment Company Capital Corp., a wholly-owned subsidiary of Alex. Brown, is the Fund's investment advisor. ICC is also the investment advisor to, and Alex. Brown acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $4 billion of net assets as of September 30, 1995. The address of the Advisor is 135 East Baltimore Street, Baltimore, Maryland 21202.

   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.

   As compensation for its services for the fiscal year ended December 31, 1994, ICC received a fee (net of fee waivers) equal to .21% of the Fund's average daily net assets. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that the Fund's annual expenses do not exceed .45% of the Institutional Shares' average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

 .............................................................................

PORTFOLIO MANAGERS

   Messrs. M. Elliott Randolph, Jr., the Fund's President, and Paul D. Corbin, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since inception.

   M. Elliott Randolph has nearly 21 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

   Paul D. Corbin has 17 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

=============================================================================
11. DISTRIBUTOR

    Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

=============================================================================
12. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

    PNC Bank, National Association ("PNC Bank"), a national banking association, with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent. ICC also provides accounting services to the Fund.

As compensation for providing such accounting services, ICC receives from the Fund an annual fee equal to $15,000, plus a percentage of the Fund's daily net assets in excess of $10 million at a maximum rate of .08% of net assets, and declining at various asset levels to a minimum rate of .003% on assets of $1 billion or more. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

=============================================================================
 13. PERFORMANCE INFORMATION

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. All advertisements of performance will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation.

   If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Government Corporate Bond Index, Lehman Government Corporate Intermediate-Term Bond Index and Salomon Brothers Broad Investment Grade Index. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund.

Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Institutional Shares may be purchased, although not included in calculations of performance, will reduce performance results.

=============================================================================
14. GENERAL INFORMATION
 .............................................................................

DESCRIPTION OF SHARES

   The Fund was incorporated under the laws of the State of Maryland on April 16, 1990 and is authorized to issue 55 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock. Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Intermediate-Term Income Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby: Flag Investors Intermediate-Term Income Fund Shares. Shares of that class are subject to a maximum front-end sales charge of 1.5% and a .25% 12b-1 fee. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of the classes may differ at times.

 .............................................................................

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

 .............................................................................

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte & Touche LLP.

 .............................................................................

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

 .............................................................................

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or a Participating Dealer, as appropriate.

                                    APPENDIX

                       Corporate Bond Rating Definitions

 ...............................................................................

STANDARD & POOR'S RATINGS GROUP

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 ...............................................................................

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                      Commercial Paper Rating Definitions

 ...............................................................................

STANDARD & POOR'S RATINGS GROUP

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment.

 ...............................................................................

MOODY'S INVESTORS SERVICE, INC.

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

               FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.
                            (INSTITUTIONAL SHARES)
                           NEW ACCOUNT APPLICATION
==============================================================================
Send completed Application by overnight carrier to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 1004 Baltimore Avenue, 4th Floor
 Kansas City, MO 64105
 Attn: Flag Investors Intermediate-Term Income Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday.

If you are paying by check, make check payable to "Flag Investors Intermediate-Term Income Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
==============================================================================
                   Your Account Registration (Please Print)
Name on Account

------------------------------------------------------------------------------
Name of Corporation, Trust or Partnership

----------------
Tax ID Number

[ ] Corporation  [ ] Partnership  [ ] Trust
[ ] Non-Profit or Charitable Organization [ ] Other
If a Trust, please provide the following:

-----------------------------------------------------------------------------
Date of Trust                                              For the Benefit of

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

Mailing Address

-----------------------------------------------------------------------------
Name of Individual to Receive Correspondence

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                         State                        Zip

(    )
-----------------------------------------------------------------------------
Daytime Phone

=============================================================================
                              Initial Investment

The initial minimum purchase for the Institutional Shares of the Fund is $500,000. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments.

Indicate the amount to be invested and the method of payment:

_____ A. By Mail: Enclosed is a check in the amount of $__________ payable to
         Flag Investors Intermediate-Term Income Fund, Inc.
_____ B. By Wire: A bank wire in the amount of $_________ has been sent from
         _________________ _________________________
           Name of Bank       Wire Control Number

         Wire Instructions

            Follow the instructions below to arrange for a wire transfer for initial investment:

            o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.

            o  Call 1-800-553-8080 to obtain new investor's Fund account number.

            o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
               IFTC
               a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
               Acct. #7528175
               ABA #1010-0362-1
               Kansas City, Missouri 64105

            Please include the following information in the wire:
            o Flag Investors Intermediate-Term Income Fund, Inc. -- Institutional Shares
            o  The amount to be invested
            o  "For further credit to ________________________________."
                                      (Investor's Fund Account Number)

==============================================================================
                             Distribution Options

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in Cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in Cash

==============================================================================
                            Telephone Transactions

I understand that the investor will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

        No, the investor does not want:
            [ ] Telephone redemption privileges
            [ ] Telephone exchange privileges
        Redemptions effected by telephone will be wire to the bank account designated below.

==============================================================================
                           Bank Account Designation

                       (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

_____________________________________________________________________________
Name of Bank                                 Branch

_____________________________________________________________________________
Bank Address                                City/State/Zip

_____________________________________________________________________________
Name(s) on Account

_____________________________________________________________________________
Account Number                              A.B.A. Number

=============================================================================
                  Acknowledgement, Certificate and Signature

I have received a copy of the Fund's prospectus dated November 1, 1995. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is the investor's correct taxpayer identification number and (2) that the investor is not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the investor that it is no longer subject to backup withholding. [ ] Check here if the investor is subject to backup withholding.
If a non-resident alien, please indicate country of residence:_______________

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that the investor may bear the risk of loss in the event of fraudulent use of such privileges. If the investor does not want telephone redemption or exchange privileges, I have so indicated on this Application.
_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date

_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date

==============================================================================
                 Person(s) Authorized To Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

__________________________________   _________________________________________
Name/Title                           Signature                  Date


__________________________________   _________________________________________
Name/Title                           Signature                  Date


__________________________________   _________________________________________
Name/Title                           Signature                  Date


__________________________________   _________________________________________
Name/Title                           Signature                  Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

==============================================================================
                           Certificate of Authority

Investors must complete one of the following two Certificates of Authority. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATION (With a Board of Directors or Board of Trustees.)
I ________________________, Secretary of the above-named investor, do hereby certify that at a meeting on ____________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above;
(3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.

this ___ day of ________, 199_     Secretary ________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

_____________________________________________________________________________
Signature and title                                   Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

______________________________________________________________________________
Signature and title                                    Date

______________________________________________________________________________
Signature and title                                    Date

                      STATEMENT OF ADDITIONAL INFORMATION

                       ----------------------------------


               FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.

                            135 E. Baltimore Street
                           Baltimore, Maryland 21202



                     -------------------------------------


               THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800)767-FLAG.











             Statement of Additional Information Dated: May 1, 1995,
                       as amended through November 1, 1995

                       Relating to the Prospectuses Dated:
                May 1, 1995 relating to the Flag Investors Shares
                                       and
             November 1, 1995, relating to the Institutional Shares

                        TABLE OF CONTENTS

                                                              Page
                                                              ----
 1.  General Information and History.........................   1

 2.  Investment Objectives and Policies......................   1

 3.  Valuation of Shares and Redemption......................   6

 4.  Federal Tax Treatment of Dividends and
       Distributions.........................................   7

 5.  Management of the Fund..................................   9

 6.  Investment Advisory and Other Services.................   13

 7.  Distribution of Fund Shares............................   14

 8.  Brokerage..............................................   17

 9.  Capital Stock..........................................   19

10.  Semi-Annual Reports....................................   20

11.  Custodian, Transfer Agent, Accounting Services ........   20

12.  Independent Auditors ..................................   20

13.  Performance Information................................   21

14.  Control Persons and Principal Holders of
       Securities...........................................   23

15.  Financial Statements...................................   23

1.   GENERAL INFORMATION AND HISTORY

     Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Intermediate-Term Income Fund Shares (the "Flag Investors Shares") and Flag Investors Intermediate-Term Income Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Intermediate-Term Income Fund, Inc. and specific references to either class of the Fund's Shares will be made using the name of such class.

     Important information concerning the Fund is included in the Fund's current Prospectuses which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or, from Participating Dealers that offer Shares to prospective investors. Prospectuses for the Flag Investors Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended, and commenced operations on May 13, 1991. The Institutional Shares which have not been offered prior to the date of this Statement of Additional Information, are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown.

     Under a license agreement dated May 10, 1991 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

2.   INVESTMENT OBJECTIVE AND POLICIES

     The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing in high quality debt obligations, primarily securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate bonds, collateralized mortgage obligations and other asset backed securities. There can be no assurance that the Fund's investment objective will be achieved.

Mortgage-Backed Securities

     As indicated in the Prospectus, the Fund may invest in mortgage-backed securities representing ownership interests in a pool of mortgage loans which securities are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA").

     GNMA Certificates.

     GNMA Certificates are mortgage-backed securities which evidence an undivided ownership interest in a pool of mortgage loans. Principal and interest is paid back monthly by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantees.

     The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family home mortgage loans with 25 to 30 year maturities (the type of mortgage underlying most GNMA Certificates) is approximately 12 years. It is customary, therefore, to treat GNMA Certificates as 30-year mortgage-backed securities which prepay in full in the twelfth year.

     FHLMC and FNMA Certificates.

     The FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues Participation Certificates which represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from FHLMC's national portfolio). The FHLMC guarantees the timely payment of interest and ultimate collection of principal. FHLMC Participation Certificates are assumed to be prepaid in full in the twelfth year.

     The FNMA is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and full return of principal. FNMA Certificates are assumed to be prepaid in full in the twelfth year.

     Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not backed by the full faith and credit of the U.S. Government.

     Interests in such mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment.
A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

     Changes in market yields will affect the value of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including mortgage-backed securities) because the price of fixed income securities generally increases when interest rates decline and decreases when interest rates rise. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. In addition, prepayments of principal on mortgage pass-through securities may make it difficult to fix interest rates for a specified period of time. To the extent that mortgage-backed securities are purchased at prices that differ from par, such prepayments (which are received at par) may make up a significant portion of the pass-through total return.

Collateralized Mortgage Obligations

     As indicated in the Prospectus, the Fund may invest in collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (collectively, "Mortgage Assets") and which are rated AAA by Standard & Poor's Corporation ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's") or are determined to be of comparable quality by the Fund's investment advisor.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal of and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.

Asset Backed Securities

     The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables, which securities are rated AAA by S&P or Aaa by Moody's, or if not rated, are determined by the Advisor to be of comparable quality. Through the use of trusts and special purpose corporation, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities. If the asset-backed security is issued in a pay-through structure similar to a CMO, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pay-through structure represents the interest in any excess cash flow remaining after making the foregoing payments, and will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Other Investment Practices

     In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

     Repurchase Agreements.

     The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's investment advisor, Investment Company Capital Corp. ("ICC" or the "Advisor"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

     Foreign Currency Exchange Transactions.

     The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Fund may use such forward contracts only under two circumstances: first, if the Advisor believes that the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency; and second, if the Advisor believes that the Fund should hedge against risk of loss in the value of its portfolio securities denominated in foreign currencies, the Fund may enter into a forward contract to purchase or sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Investment Restrictions

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

     1.  Invest in real estate or mortgages on real estate;

     2. Purchase or sell commodities or commodities contracts or futures contracts;

     3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     4.  Issue senior securities;

     5. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

     6.  Effect short sales of securities;

     7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

     8. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; or

     9. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

     The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Fund will not:

     1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

     2. Invest in shares of any other investment company registered under the Investment Company Act, other than in connection with a merger, consolidation, reorganization or acquisition of assets;

     3. Purchase or retain the securities of any issuer if to the knowledge of the Fund any officer or Director of the Fund or its investment advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

     4. Invest in companies for the purpose of exercising management or control;

     5.  Purchase or sell puts or calls or any combination thereof;

     6. Invest in real estate limited partnerships or oil, gas or mineral leases; or

     7.  Purchase warrants.

     The percentage limitations contained in these restrictions apply at the time of purchase of securities.

3.   VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

     The net asset value per Share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value per Share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all Shares and any liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding Shares of the class. For this purpose, portfolio securities will be given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include (i) the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, (ii) indications as to values from dealers, (iii) and general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

     Under normal circumstances, the Fund will redeem Flag Investors Shares by check and Institutional Shares by wire transfer of funds, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

4.   FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

     The following general discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     The Fund intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. However, to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") and (2) derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act);
(b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts on foreign currencies) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). The Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded.

     In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

     Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and net capital gains which it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short term capital gains over net long term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below). Distributions of investment company taxable income will generally be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.

     For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and (ii) the ability of the Fund to satisfy the Distribution Requirement.

     The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gain"). If such gains are distributed as capital gains, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.

     Generally, gains or losses on the sale or exchange of a Share will be capital gains or losses which will be long-term if the Share is held for more than one year. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

     Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

     If for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

     The Fund will be required in certain cases to withhold and remit tax to the United States Treasury on distributions payable to any shareholder who
(1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal
Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

     The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

     The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

     Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

5.   MANAGEMENT OF THE FUND

Directors and Officers

     The Directors and executive officers of the Fund, their respective ages and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (50)
         Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst.

*W. JAMES PRICE, Director (71)
         6885 North Ocean Boulevard, Apartment #306, Ocean Ridge, Florida 33435-3343. Director, Boca Research, Inc. (computer peripherals). Formerly, Managing Director, Alex. Brown & Sons Incorporated; Director, CSX Corporation (transportation and natural resources company), and PHH Corporation (business services).

JAMES J. CUNNANE, Director (57)
         CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993 - Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (mutual fund).

-----------
* Messrs. Hale and Price are Directors who are "interested persons", as defined in the Investment Company Act.

N. BRUCE HANNAY, Director (74)
         201 Condon Lane, Port Ludlow, Washington 98365. Director, Plenum Publishing Corp; Formerly, Director, Rohm & Haas Company
         (diversified chemicals) and General Signal Corp. (control equipment & systems) and Consultant, SRI International (nonprofit consulting organization).

JOHN F. KROEGER, Director (71)
         P.O. Box 464, 24875 Swan Road-Martingham, St. Michaels, Maryland 21663. Director/Trustee, AIM Funds; Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (62)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (63)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare).

HARRY WOOLF, Director (72)
         Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, Merrill Lynch Cluster C Funds (registered investment companies), ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (nonprofit research and education); Trustee, Reed College (education); Formerly, Trustee, Rockefeller Foundation.

M. ELLIOTT RANDOLPH, President (53)
         Principal, Alex. Brown & Sons Incorporated, 1991 - Present; Principal, Monument Capital Management, Inc., 1988-1991; Senior Vice President and Chief Investment Officer, First National Bank of Maryland, 1976-1988.

PAUL D. CORBIN, Executive Vice President (43)
         Principal, Alex. Brown & Sons Incorporated, 1991 - Present; Senior Vice President, First National Bank of Maryland, 1985-1991.

EDWARD J. VEILLEUX, Vice President (52)
         Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp., (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (50)
         Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.

BRIAN C. NELSON, Vice President and Secretary (36)
         Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer).

MONICA M. HAUSNER, Vice President (34)
         Vice President, Fixed Income Management Department, Alex. Brown & Sons Incorporated, March 1992-Present; Formerly, Assistant Vice President, First National Bank of Maryland, 1984-1992.

DIANA M. ELLIS, Treasurer (44)
         Manager, Portfolio Accounting Department, Investment Company Capital Corp. (registered investment advisor); Mutual Fund Accounting Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Accounting Manager, Downtown Press Inc. (printer), 1987-1991.

LAURIE D. DePRINE, Assistant Secretary (29)
         Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Prior thereto, Student 1989-1991.

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Price serves as a Director of seven funds in the Fund Complex. Mr. Hale serves as President and Director of one fund, Vice President of one fund and Director of 10 other funds in the Fund Complex. Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Ms. Ellis serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, of each fund in the Fund Complex. Mr. Randolph serves as President of two funds and Vice President of one fund in the Fund Complex. Mr. Corbin serves as Vice President of three funds and Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Ms. Hausner serves as Vice President of three funds in the Fund complex.

     Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation for his services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1994, Non-Interested Directors' fees attributable to the assets of the Fund totalled approximately $5,001.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------------
Name of Person, Position         Aggregate Compensation             Total Compensation
                                 From the Fund in the                    From the Fund
                                 Fiscal Year Ended                    and Fund Complex
                                 December 31, 1994                   Paid to Directors
                                                                    in the Fiscal Year
                                                               Ended December 31, 1994
--------------------------------------------------------------------------------------
*Richard T. Hale, Director            $0                                $0

*W. James Price, Chairman             $0                                $0

**James J. Cunnane, Director          $0**                              $0

N. Bruce Hannay, Director             $5,037                  $39,000 for service on 11
                                                          Boards(1) in the Fund Complex

John F. Kroeger, Director             $5,541                  $42,000 for service on 11
                                                          Boards(1) in the Fund Complex

***Louis E. Levy, Director            $1,307***                $9,750 for service on 11
                                                      Boards(1) in the Fund Complex ***

Eugene J. McDonald, Director          $5,037                  $39,000 for service on 11
                                                          Boards(1) in the Fund Complex

Harry Woolf, Director                 $5,037                  $39,000 for service on 11
                                                          Boards(1) in the Fund Complex

---------
* A Director who is an "interested person" as defined in the Investment Company Act.
**   Elected to the Board on December 14, 1994.
***  Elected to the Board on June 17, 1994.

(1) Two other funds in the Fund Complex commenced operations after December 31, 1994. In addition, one fund ceased operations on May 17, 1995.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Hannay, Kroeger and Woolf have qualified but have not received benefits, and no such benefits are being accrued for them since they have not yet retired. The Fund has one Participant, a Director who retired effective December 31, 1994, who has qualified for the Retirement Plan and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

        Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan.

Code of Ethics

        The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

        The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.

6.  INVESTMENT ADVISORY AND OTHER SERVICES

    On May 9, 1991, the sole shareholder of the Fund approved an Investment Advisory Agreement between the Fund and ICC. ICC is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. ICC is also the investment advisor to Flag Investors Telephone Income Fund, Inc., Flag Investors Value Builder Fund, Inc. and Flag Investors Equity Partners Fund, Inc., Alex. Brown Cash Reserve Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. and Flag Investors Real Estate Securities Fund, Inc. which are also distributed by Alex. Brown.

    Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the annual rate of .35% of the first $1 billion of the Fund's average daily net assets, .30% of the Fund's average daily net assets in excess of $1 billion but not exceeding $1.5 billion and .25% of the Fund's average daily net assets exceeding $1.5 billion. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed
 .70% of the Flag Investors Shares' average daily net assets and .45% of the Institutional Shares' average daily net assets. As compensation for investment advisory services for the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, ICC received fees of $357,585, $332,862 and $297,903 and from such amounts waived fees of $141,214, $145,696 and $147,150, respectively. Absent such waivers for the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, the Fund's Total Operating Expenses would have been .84%, .85% and .87%, respectively, of its average net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

    ICC has also agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires the Advisor to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, ICC will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded. No such reimbursements were required in the fiscal year ended December 31, 1994.

    The Investment Advisory Agreement will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was approved in the foregoing manner by the Fund's Board of Directors most recently on September 22, 1994 and by a majority of the outstanding Shares on July 31, 1992. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).

    In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. (See "Custodian, Transfer Agent, Accounting Services.")

7.  DISTRIBUTION OF FUND SHARES

    Alex. Brown serves as the distributor of the Fund's Shares pursuant to two separate Distribution Agreements, one for the Flag Investors Shares (the "Flag Investors Distribution Agreement") and one for the Institutional Shares (the "Institutional Distribution Agreement") (collectively, the "Distribution Agreements").

The Flag Investors Shares

    The Flag Investors Distribution Agreement provides that Alex. Brown has the exclusive right to distribute Flag Investors Shares either directly or through other broker-dealers. The Distribution Agreement further provides that Alex. Brown will: (a) solicit and receive orders for the purchase of Flag Investors Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Flag Investors Shares. The Flag Investors Shares Distribution Agreement further provides that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

   As compensation for providing distribution for the Flag Investors Shares as described above, Alex. Brown receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Flag Investors Shares. Alex. Brown expects to allocate most of its annual fee to its investment representatives and up to all of its fee to broker-dealers who enter into Sub-Distribution Agreements with Alex. Brown. For the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, Alex. Brown received fees of $255,418, $237,758 and $212,788, respectively, and paid from such fees $239,042, $138,839 and $126,031, respectively, as compensation to its investment representatives and $4,457, $2,596 and $1,192, respectively, as compensation to outside broker-dealers. No compensation was paid to financial institutions in any fiscal period.

   Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Flag Investors Shares (the "Flag Investors Plan"). Under the Flag Investors Plan, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Flag Investors Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. The Flag Investors Distribution Agreement, including the Flag Investors Plan and a form of Sub-Distribution Agreement, was approved by the sole shareholder of the Fund on May 9, 1991, by a majority of the outstanding Shares of the Fund on July 31, 1992, and most recently by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on September 25, 1995. The Flag Investors Distribution Agreement and the Flag Investors Plan encompassed therein will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

   In approving the Flag Investors Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Flag Investors Plan would benefit the Fund and its shareholders. The Flag Investors Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Flag Investors Plan may not be amended to increase materially the fee to be paid pursuant to the Flag Investors Distribution Agreement without the approval of the shareholders of the Fund. The Flag Investors Plan may be terminated at any time and the Flag Investors Distribution Agreement may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Flag Investors Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

   During the continuance of the Flag Investors Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Flag Investors Plan to Alex. Brown pursuant to the Flag Investors Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Flag Investors Plan, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.

    In addition, with respect to the Flag Investors Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

    Under the Flag Investors Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Flag Investors Plan. Payments under the Flag Investors Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Shares is less than .25% of the Fund's average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. The Flag Investors Plan does not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if the Flag Investors Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to the Flag Investors Plan will cease and the Fund will not be required to make any payments past the date the related Flag Investors Distribution Agreement terminates.

The Institutional Shares

    The Institutional Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Institutional Shares, either directly or through Participating Dealers, and further provides that Alex. Brown will solicit and receive orders for the purchase of Institutional Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the Institutional Shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Institutional Shares. Alex. Brown has not undertaken to sell any specific number of Institutional Shares. The Institutional Distribution Agreement further provides that, in connection with the distribution of Institutional Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    Alex. Brown receives no compensation for distributing the Institutional Shares.

    Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

    The Institutional Distribution Agreement was approved by the Fund's Board of Directors on September 25, 1995 and by the sole shareholder of the class on October 31, 1995. It has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Institutional Shares (as defined under Capital Stock). The Institutional Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information

    The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.

    The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

8.  BROKERAGE

    ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

    In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

    If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

    ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution.
Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. For the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, ICC directed no brokerage transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

    Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreements between Alex. Brown and the Fund do not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown. For the fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, the Fund paid no brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of December 31, 1994, the Fund held a 5.50% repurchase agreement issued by Goldman Sachs & Co. valued at $6,202,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

    ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

9.  CAPITAL STOCK

    The Fund is authorized to issue fifty-five million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

    The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated three classes of shares: Flag Investors Intermediate-
Term Income Fund Shares, Flag Investors Intermediate-Term Income Fund Class B Shares, and Flag Investors Intermediate-Term Income Fund Institutional
Shares. The Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

    Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

    As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.
                                      -19-

10. SEMI-ANNUAL REPORTS

    The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

    PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania, 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.00 per account per year, plus reimbursement for out of pocket expenses incurred in connection therewith. As compensation for providing transfer agent services to the Fund for the period from March 1, 1994 through December 31, 1994, ICC received fees of $17,670. Prior to March 1, 1994, PFPC provided these services.

    ICC also provides certain accounting services to the Fund under a Master Services Agreement effective January 1, 1994, between the Fund and ICC. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.

     Average Net Assets              Incremental Fee
     ------------------              ---------------
$       0    - $   10,000,000          $15,000 (fixed fee)
$ 10,000,001 - $   24,999,999             .080%
$ 25,000,000 - $   50,000,000             .077%
$ 50,000,001 - $   75,000,000             .050%
$ 75,000,001 - $   99,999,999             .030%
$100,000,000 - $  500,000,000             .020%
$500,000,001 - $1,000,000,000             .008%
over $1,000,000,000                       .003%

      In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage. For the fiscal year ended December 31, 1994, ICC received accounting fees of $66,390.

      ICC also serves as the Fund's investment advisor.

12.  INDEPENDENT AUDITORS

     The annual financial statements of the Fund are audited by Deloitte & Touche LLP. Deloitte & Touche LLP has offices at 117 Campus Drive, Princeton, New Jersey 08540.

13.  PERFORMANCE INFORMATION

     For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

     The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

        n
P(1 + T) = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years (1, 5 or 10)
     ERV = ending redeemable value at the end of the 1, 5, or 10 year periods
           (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). During its first year of operations, the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.

          The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of Lehman Brothers Government Corporate Bond Index, Lehman Brothers Government Intermediate-Term Bond Index or Salomon Brothers Broad Investment Grade Index, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

          For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Calculated according to the SEC rules for the one-year period ended December 31, 1994, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Shares was $952, resulting in a total return for such Shares equal to -4.77%. For the period from effectiveness of the Fund's registration statement on May 13, 1991 to the end of the Fund's most recent fiscal year on December 31, 1994, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Shares was $1,204 resulting in an average annual total return for such Shares equal to 5.24%.

          Calculated according to the alternative computation which assumes no sales charges and reinvestment of all distributions, for the one-year period ended December 31, 1994, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Shares was $9,668, resulting in a total return for such Shares equal to -3.3%. For the period from effectiveness of the Fund's registration statement on May 13, 1991 to the end of the Fund's most recent fiscal year on December 31, 1994, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Shares was $12,225, resulting in an average annual total return for such Shares equal to 5.7%.

          The Institutional Shares were not offered prior to the date of this Statement of Additional Information.

Yield Calculations

          The Fund's yield for the 30 day period ended December 31, 1994 was 6.21% and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.
The Fund's yield calculations assume a maximum sales charge of 1.50%. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

          Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

          Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

          The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate for the fiscal years ended December 31, 1994 and December 31, 1993 was 50% and 86%. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.

14.       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of August 10, 1995, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Flag Investors Shares.

          Name and Address                   % Ownership
          ----------------                   -----------
          Alex. Brown & Sons Incorporated      76.84%*
          135 E. Baltimore Street
          Baltimore, MD  21202

          * As of such date Alex. Brown owned beneficially less than 1% of such Shares.

          Glicom A/B                           13.93%
          Attn Jorgen Nielsen
          Nybrovej114
          DK-2800
          Lyngby Denmark

          As of August 10, 1995, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

          The Institutional Shares were not offered prior to the date of this Statement of Additional Information.

15.       FINANCIAL STATEMENTS
          (See next page.)

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.
Statement of Net Assets                                        December 31, 1994

                                                                                 S&P           PAR          VALUE
SECURITY                                                                       RATING**       (000)        (NOTE A)
CORPORATE BONDS - 37.5%
  BANC ONE CREDIT CARD MASTER TRUST
    7.80%, 12/15/00.......................................................     AAA           $  3,000    $  2,968,200
  BANC ONE COLUMBUS
    7.375%, 12/1/02.......................................................     AA-              1,000         941,250
  BEAR STEARNS CO.
    6.625%, 1/15/04.......................................................     A                3,000       2,583,750
  CNA FINANCIAL
    6.25%, 11/15/03.......................................................     A+               3,750       3,168,750
  COUNTRYWIDE FUNDING
    8.25%, 7/15/02........................................................     A-               3,250       3,156,563
  ELF AQUITAINE
    7.75%, 5/1/99.........................................................     AA               2,000       1,970,000
  FUND AMERICA ENTERPRISE
    7.75%, 2/1/03.........................................................     A-               3,000       2,865,000
  GUARANTEED EXPORT TRUST
    8.187%, 12/15/04......................................................     AAA              1,191       1,184,837
  INTERNATIONAL BUSINESS MACHINES CORP.
    6.375%, 6/15/00.......................................................     A                2,500       2,296,875
  MORGAN STANLEY
    5.65%, 6/15/97........................................................     A+               2,500       2,359,375
  PACIFIC GAS & ELECTRIC
    6.25%, 3/1/04.........................................................     A                2,000       1,727,500
  SALOMON INC.
    7.00%, 6/15/03........................................................     BBB+             3,000       2,643,750
  WAL-MART STORES
    5.875%, 10/15/05......................................................     AA               2,000       1,647,500
TOTAL CORPORATE BONDS (Cost $32,216,843)..................................                                 29,513,350
U.S. GOVERNMENT AGENCY SECURITIES - 22.9%
  FEDERAL HOME LOAN MORTGAGE CORP. - 12.0%
    Multi-Class Mortgage Certificates
       Series 1580-H, 6.50%, 9/15/08......................................     AAA              1,000         868,233
       Series 21-Y8, 5.85%, 1/25/19.......................................     AAA              4,000       3,452,523
       Series 1163-I, 6.95%, 12/15/20.....................................     AAA                600         546,951
       Series 106-F, 8.50%, 12/15/20......................................     AAA              4,627       4,626,351
  FEDERAL NATIONAL MORTGAGE ASSOC. - 5.3%
    Multi-Class Mortgage Certificates
       Series 88-18-B, 9.40%, 7/25/03.....................................     AAA                303         306,843
       Series 91-11-G, 7.00%, 11/25/19....................................     AAA              4,002       3,875,937
  GOVERNMENT NATIONAL MORTGAGE ASSOC. - 5.6%
    Multi-Class Mortgage Certificates
       Pool #194615, 8.00%, 3/15/17.......................................     NR*                169         161,661
       Pool #204405, 8.00%, 4/15/17.......................................     NR*                196         187,679
       Pool #371200, 8.00%, 12/15/23......................................     NR*              2,021       1,936,003
       Pool #371206, 8.00%, 12/15/23......................................     NR*              2,186       2,094,632
  TOTAL U.S. GOVT. AGENCY SECURITIES (Cost $19,176,504)...................                                 18,056,813

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.
Statement of Net Assets                                        December 31, 1994
(CONCLUDED)

                                                                                  S&P           PAR          VALUE
SECURITY                                                                       RATING**        (000)        (NOTE A)
U.S. TREASURY SECURITIES - 18.1%
  U.S. TREASURY NOTES
    6.125%, 12/31/96......................................................     NR*            $ 10,000    $  9,731,599
    4.75%, 9/30/98........................................................     NR*               5,000       4,506,650
  TOTAL U.S. TREASURY SECURITIES (Cost $15,124,266).......................                                  14,238,249
ASSET-BACKED SECURITIES - 10.7%
  CAPITAL AUTO RECEIVABLES, 93-2-A3
    4.20%, 11/15/95.......................................................     AAA                 929         923,907
  PREMIER AUTO TRUST, 94-1-A3
    4.75%, 2/2/00.........................................................     AAA               1,000         942,800
  DISCOVER CREDIT CARD, 93-A-A
    6.25%, 8/16/00........................................................     AAA               3,000       2,844,300
  CIT RV GRANTOR TRUST, 94-A
    4.90%, 7/15/09........................................................     AAA               4,001       3,741,833
  TOTAL ASSET-BACKED SECURITIES (Cost $8,978,269).........................                                   8,452,840
FOREIGN GOVERNMENT SECURITIES - 2.0%
  PROVINCE OF ONTARIO, CANADA
    8.00%, 3/11/03
       (Cost $1,917,298)..................................................     AA-               2,500       1,620,250
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
  GOLDMAN SACHS TRUST SERIES 3
    Remic, Series 3 E-4, 8.00%, 5/27/15
       (Cost $94,112).....................................................     AAA                  93          92,458
REPURCHASE AGREEMENT - 7.9%
  GOLDMAN SACHS & CO., 5.50%
    Dated 12/30/94, to be repurchased on 01/3/95, collateralized by U.S. Treasury Strips with a market value of $6,326,055
    (Cost $6,202,000).....................................................     NR*               6,202       6,202,000
TOTAL INVESTMENT IN SECURITIES - 99.2%
  (Cost $83,709,292)***...................................................                                  78,175,960
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.8%.........................                                     613,039
NET ASSETS - 100.0%.......................................................                                $ 78,788,999
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($78,788,999 / 8,194,190 shares outstanding)............................                                       $9.62
MAXIMUM OFFERING PRICE PER SHARE
  ($9.62 / .985)..........................................................                                       $9.77

  *Not rated.
 **The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1994.
***Also aggregate cost for federal tax purposes.
See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.
Statement of Operations                     For the Year Ended December 31, 1994

INVESTMENT INCOME (NOTE A):
  Interest.......................................................................................      $ 6,407,237
EXPENSES:
  Investment advisory fee (Note B)...............................................................          357,585
  Distribution fee (Note B)......................................................................          255,418
  Accounting fee (Note B)........................................................................           66,390
  Transfer agent fees (Note B)...................................................................           29,001
  Registration fees..............................................................................           27,475
  Custodian fee..................................................................................           25,542
  Legal..........................................................................................           25,001
  Audit..........................................................................................           23,999
  Printing and postage...........................................................................           18,500
  Organizational expense (Note A)................................................................            9,092
  Miscellaneous..................................................................................            8,501
  Directors' fees................................................................................            5,001
  Insurance......................................................................................            4,879
     Total expenses..............................................................................          856,384
  Less: Fees waived (Note B).....................................................................         (141,214)
     Net expenses................................................................................          715,170
       Net investment income.....................................................................        5,692,067
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss from security and foreign currency transactions..............................       (2,533,036)
  Net unrealized depreciation of investments.....................................................       (6,949,494)
  Net unrealized depreciation on translation of assets and liabilities
     denominated in foreign currency.............................................................           (1,174)
  Net loss on investments........................................................................       (9,483,704)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................      $(3,791,637)

See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.
Statement of Changes in Net Assets

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                               1994                     1993

INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.........................................           $  5,692,067             $  5,168,756
  Net gain/(loss) from security and foreign currency
    transactions................................................             (2,533,036)               1,361,763
  Net unrealized appreciation/(depreciation) of investments and
    foreign currency translation................................             (6,950,668)               1,053,512
  Net increase/(decrease) in net assets resulting from
    operations..................................................             (3,791,637)               7,584,031
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income, net of realized
    currency loss...............................................             (5,690,349)              (5,168,756)
  Net realized short-term gains.................................                     --               (1,142,562)
  Net realized long-term gains..................................                     --                 (238,690)
  Return of capital.............................................               (324,493)                      --
    Total distributions.........................................             (6,014,842)              (6,550,008)
CAPITAL SHARE TRANSACTIONS (NOTE C):
  Proceeds from sale of 1,793,782 and 5,694,092 shares,
    respectively................................................             18,470,875               60,993,963
  Value of 404,005 and 440,330 shares issued in reinvestment of
    dividends, respectively.....................................              4,067,306                4,707,023
  Cost of 4,649,437 and 3,081,977 shares repurchased,
    respectively................................................            (46,462,862)             (32,920,585)
  Increase/(decrease) in net assets derived from
    capital share transactions..................................            (23,924,681)              32,780,401
  Total increase/(decrease) in net assets.......................            (33,731,160)              33,814,424
NET ASSETS:
  Beginning of year.............................................            112,520,159               78,705,735
  End of year...................................................           $ 78,788,999             $112,520,159

See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             FOR THE PERIOD
                                                                                              MAY 13, 1991*
                                                         YEAR ENDED DECEMBER 31,                 THROUGH
                                                   1994            1993           1992      DECEMBER 31, 1991
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period.........    $10.57          $10.37         $10.54         $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................      0.57            0.57           0.63            0.32
Net realized and unrealized gain/(loss) on
  investments..................................     (0.92)           0.34          (0.05)           0.64
Total from Investment Operations...............     (0.35)           0.91           0.58            0.96
LESS DISTRIBUTIONS:
Dividends from net investment income,
  short-term gains and net realized currency
  gain/(loss)..................................     (0.57)          (0.69)         (0.75)          (0.42)
Return of capital..............................     (0.03)             --             --              --
Distributions from net realized long-term
  gains........................................        --           (0.02)            --              --
Total Distributions............................     (0.60)          (0.71)         (0.75)          (0.42)
  Net asset value at end of period.............    $ 9.62          $10.57         $10.37          $10.54
TOTAL RETURN...................................     (3.32)%          8.98%          5.68%           9.79%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)..................................      0.70%           0.70%          0.70%           0.70%**
  Net investment income(2).....................      5.57%           5.43%          6.01%           5.97%**
SUPPLEMENTAL DATA:
  Net assets at end of period (000)............   $78,789        $112,520        $78,706         $64,327
  Portfolio turnover rate......................        50%             86%           107%             46%

 * Commencement of Operations.
** Annualized.
 1 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been .84%, .85%, .87% and 1.73% (annualized) for the years ended December 31, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.
 2 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.43%, 5.28%, 5.83% and 4.94% (annualized) for the years ended December 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.
See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Intermediate-Term Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company designed to provide a high level of current income consistent with preservation of capital within an intermediate-term maturity structure. The Fund commenced operations on May 13, 1991. The following is a summary of significant accounting policies followed by the Fund.

   SECURITY VALUATION - Debt securities are valued on the basis of quotations provided by a pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Portfolio securities which are listed on a national securities exchange are valued on the basis of their last sale price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by the investment advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

   FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income on a monthly basis and net realized long-term capital gains annually, if any.

   OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts.

   Costs incurred by the Fund in connection with its organization, registration, and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate of .35% of the first $1 billion of the Fund's average daily net assets, .30% of the Fund's average daily net assets in excess of $1 billion but not exceeding $1.5 billion, and .25% of the Fund's average daily net assets in excess of $1.5 billion.

   ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 0.70% of the Fund's average daily net assets. For the year ended December 31, 1994, ICC waived fees of $141,214.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $17,670 for transfer agent services for the period March 1, 1994 through December 31, 1994. Prior to March 1, 1994, PFPC, Inc. provided these services.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.
   Notes to Financial Statements
   (CONCLUDED)

   As compensation for its accounting services, ICC received from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $66,390 for accounting services for the year ended December 31, 1994.

   As compensation for providing distribution services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets. For the year ended December 31, 1994, distribution fees aggregated $255,418.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 20 million shares of capital stock, par value $.001 per share, all of which are designated as common stock.

D. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities, other than short-term obligations, aggregated $44,557,648 and $56,545,316, respectively, for the year ended December 31, 1994.

   At December 31, 1994 aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $447 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $5,533,779.

E. NET ASSETS - At December 31, 1994, net assets consisted of:

Paid-in-capital.........................  $86,750,887
Accumulated net realized loss from
  security transactions.................   (2,427,340)
Unrealized depreciation of
  investments...........................   (5,533,332)
Unrealized translation loss.............       (1,216)
                                          $78,788,999

Independent Auditors' Report

The Board of Directors and Shareholders,
Flag Investors Intermediate-Term Income
Fund, Inc.:

We have audited the accompanying statement of net assets of Flag Investors Intermediate-Term Income Fund, Inc. as of December 31, 1994, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period May 13, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                                      -30-

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Intermediate-Term Income Fund, Inc. as of December 31, 1994, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Princeton, New Jersey
January 27, 1995

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.

Statement of Net Assets                                           June 30, 1995
(UNAUDITED)


                                                                                           S&P            PAR             VALUE
SECURITY                                                                                 RATING**        (000)           (NOTE A)
CORPORATE BONDS - 34.3%
BANC ONE CREDIT CARD MASTER TRUST
 7.80%,12/15/00 ..................................................................          AA-          $3,000          $ 3,142,200
BANC ONE COLUMBUS
 7.375%,12/1/02 ..................................................................          AA-           1,000            1,048,750
BEAR STEARNS CO.
 6.625%,1/15/04 ..................................................................          A             3,000           2,902, 500
CNA FINANCIAL
 6.25%, 11/15/03 .................................................................          A+            3,750            3,478,125
COUNTRYWIDE FUNDING
 8.25%, 7/15/02 ..................................................................          A-            3,250            3,469,375
ELF AQUITAINE
 7.75%, 5/1/99 ...................................................................          AA            2,000            2,080,000
FUND AMERICA ENTERPRISE
 7.75%, 2/1/03 ...................................................................          A-            3,000            2,850,000
GUARANTEED EXPORT TRUST
 8.187%, 12/15/04 ................................................................          AA            1,126            1,195,839
MORGAN STANLEY
 5.65%, 6/15/97 ..................................................................          A+            2,500            2,471,875
PACIFIC GAS & ELECTRIC
 6.25%, 3/1/04 ...................................................................          A             2,000            1,940,000
TOTAL CORPORATE BONDS (Cost $24,721,788) .........................................                                        24,578,664
U.S. GOVERNMENT AGENCY SECURITIES - 33.4%
FEDERAL HOME LOAN MORTGAGE CORP. - 15.9%
 MULTI-CLASS MORTGAGE CERTIFICATES
   Series 1580-H, 6.50%, 9/15/08 .................................................          AAA           1,000              964,510
   Series 21-Y8, 5.85%, 1/25/19 ..................................................          AAA           4,000            3,825,280
   Series 1544-A, 5.00%, 6/15/19 .................................................          AAA           1,770            1,764,923
   Series 1163-I, 6.95%, 12/15/20 ................................................          AAA             600              600,174
   Series 106-F, 8.50%, 12/15/20 .................................................          AAA           4,123            4,212,592
FEDERAL NATIONAL MORTGAGE ASSOC. - 11.0%
 MULTI-CLASS MORTGAGE CERTIFICATES
   Series 88-18-B, 9.40%, 7/25/03 ................................................          AAA             274              286,232
   Series 149-D, 12.00%, 4/25/19 .................................................          AAA           1,825            1,916,376
   Series 91-11-G,7.00%,11/25/19 .................................................          AAA           3,612            3,618,191
   Series W-1,8.20%,4/25/25 ......................................................          AAA           2,000            2,056,400
GOVERNMENT NATIONAL MORTGAGE ASSOC. - 6.5%
 MULTI-CLASS MORTGAGE CERTIFICATES
   Pool #194615, 8.00%, Due 3/15/17 ..............................................          NR*             167              171,398
   Pool #204405, 8.00%, Due 4/15/17 ..............................................          NR*             192              196,370
   Pool #371200, 8.00%, Due 12/15/23 .............................................          NR*           2,009            2,060,276
   Pool #371206, 8.00%, Due 12/15/23 .............................................          NR*           2,144            2,197,968
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $23,857,597) .......................                                        23,870,690


                                      -32-

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.

Statement of Net Assets (CONCLUDED)                               June 30,1995
(UNAUDITED)


                                                                                   S&P                   PAR               VALUE
SECURITY                                                                         RATING**               (000)            (NOTE A)
U.S. TREASURY SECURITIES - 14.2%

U.S. TREASURY NOTES

 4.750%,9/30/98 .......................................................            NR*            $     5,000            $ 4,827,800

 5.500%, 4/15/00 ......................................................            NR*                  2,500              2,451,450

 5.750%, 8/15/03 ......................................................            NR*                  3,000              2,910,900

TOTAL U.S. TREASURY SECURITIES (Cost $10,111,185)......................                                                   10,190,150

ASSET-BACKED SECURITIES - 10.8%

PREMIER AUTO TRUST, 94-1-A3
 4.75%,2/2/00 .........................................................            AAA                  1,000                976,190

DISCOVER CREDIT CARD, 93-A-A
 6.25%,8/15/00 ........................................................            AAA                  3,000              3,000,300

SEARS CREDIT ACCOUNT MASTER TRUST, II 95-2
 8.10%,6/15/04 ........................................................            AAA                  3,500              3,750,180

TOTAL ASSET-BACKED SECURITIES (Cost $7,540,486) .......................                                                    7,726,670

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
 GOLDMAN SACHS TRUST SERIES 3

Remic, Series 3 E-4, 8.00%, 5/27/15
(Cost $82,577) ........................................................            AAA                     81                 82,781

REPURCHASE AGREEMENT - 6.3%
 GOLDMAN SACHS & CO., 6.00%
  Dated 6/30/95,to be repurchased on 7/3/95,
  collateralized by U.S.Treasury Bonds with a market value of $4,572,343
  (Cost $4,482,000) .....................................................          NR*                  4,482              4,482,000
TOTAL INVESTMENT IN SECURITIES - 99.1%
 (Cost $70,795,633)*** ................................................                                                   70,930,955
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.9% .....................                                                      665,989
NET ASSETS - 100.00% ..................................................                                                  $71,596,944
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
($71,596,944 / 6,984,344 shares outstanding) ..........................                                                  $     10.25
MAXIMUM OFFERING PRICE PER SHARE  ($10.25 /.985) ......................                                                  $     10.41

  *Not rated.
 **The Standard & Poor's rating indicated is believed to be the most recent rating available as of June 30,1995.
***Also aggregate cost for federal tax purposes.
See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.
Statement of Operations                  For the Six Months Ended June 30, 1995
(UNAUDITED)




INVESTMENT INCOME (NOTE A):
  Interest ...................................................      $ 2,443,711

EXPENSES:
  Investment advisory fee (Note B) ...........................          128,900
  Distribution fee (Note B) ..................................           92,071
  Accounting fee (Note B) ....................................           28,821
  Transfer agent fees (Note B) ...............................           14,876
  Custodian fee ..............................................           12,893
  Legal ......................................................           12,397
  Audit ......................................................           11,901
  Registration fees ..........................................            9,917
  Printing and postage .......................................            9,621
  Organizational expense (Note A) ............................            4,509
  Miscellaneous ..............................................            4,215
  Directors'fees .............................................            2,480
  Insurance ..................................................            2,301
    Total expenses ...........................................          334,902
  Less: Fees waived (Note B) .................................          (77,117)
   Net expenses ..............................................          257,785
  Net investment income ......................................        2,185,926

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized loss from security and foreign
   currency transactions .....................................       (1,245,487)
  Change in unrealized appreciation of investments ...........        5,668,654
  Change in unrealized appreciation on translation
   of assets and liabilities denominated in
   foreign currency ..........................................            1,216
   Net gain on investments ...................................        4,424,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $ 6,610,309

See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.

Statement of Changes in Net Assets

                                                                                    FOR THE SIX MONTHS          FOR THE YEAR
                                                                                           ENDED                    ENDED
                                                                                       JUNE 30, 1995             DECEMBER 31,
                                                                                        (UNAUDITED)                  1994

INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income ..........................................                      $   2,185,926         $   5,692,067
  Net loss from security transactions ............................                         (1,245,487)           (2,533,036)
  Change in unrealized appreciation/(depreciation)
   of investments and foreign currency
     translation .................................................                          5,669,870            (6,950,668)
   Net increase/(decrease) in net assets
     resulting from operations                                                              6,610,309            (3,791,637)
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income,net of realized currency
    loss ..........................................................                        (1,853,896)           (5,690,349)
   Return of capital ..............................................                                --              (324,493)
   Total distributions ............................................                        (1,853,896)           (6,014,842)
CAPITAL SHARE TRANSACTIONS (NOTE C):
  Proceeds from sale of 171,841 and 1,793,782
   shares, respectively ...........................................                         1,697,308            18,470,875
  Value of 141,627 and 404,005 shares issued in
    reinvestment of dividends,respectively ........................                         1,400,314             4,067,306
 Cost of 1,523,314 and 4,649,437 shares repurchased,
  respectively ....................................................                       (15,046,090)          (46,462,862)
 Decrease in net assets derived from
   capital share transactions .....................................                       (11,948,468)          (23,924,681)
 Total decrease in net assets
                                                                                         . (7,192,055)          (33,731,160)
NET ASSETS:
  Beginning of period .............................................                        78,788,999           112,520,159
  End of period ...................................................                     $  71,596,944         $  78,788,999

See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                 INTERMEDIATE-TERM INCOME FUND, INC.

Financial Highlights
(BASED ON AVERAGE SHARES OUTSTANDING DURING EACH PERIOD)


                                                  FOR THE SIX                                         FOR THE PERIOD
                                                 MONTHS ENDED                                          MAY 13, 1991*
                                                JUNE 30, 1995        YEAR ENDED DECEMBER 31,             THROUGH
                                                 (UNAUDITED)      1994         1993         1992      DEC. 31, 1991

PER SHARE OPERATING PERFORMANCE:
 Net asset value at beginning of period ........   $  9.62       $ 10.57       $ 10.37       $ 10.54       $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........................      0.29          0.57          0.57          0.63          0.32
 Net realized and unrealized gain/(loss)
   on investments ..............................      0.59         (0.92)         0.34         (0.05)         0.64
  Total from Investment Operations .............      0.88         (0.35)         0.91          0.58           0.96

LESS DISTRIBUTIONS:
 Dividends from net investment
  income,short-term gains and
   net realized currency gain/(loss) ...........     (0.25)        (0.57)        (0.69)        (0.75)        (0.42)
 Return of capital .............................        --         (0.03)           --            --            --
 Distributions from net realized
   long-term gains..............................        --          --           (0.02)           --            --
 Total distributions ...........................     (0.25)        (0.60)        (0.71)        (0.75)        (0.42)
 Net asset value at end of period ..............   $ 10.25       $  9.62       $ 10.57       $ 10.37       $ 10.54

TOTAL RETURN ...................................      9.25%        (3.32)%        8.98%         5.68%         9.79%

RATIOS TO AVERAGE NET ASSETS:
 Expenses(1) ...................................      0.70%**       0.70%         0.70%         0.70%         0.70%**
 Net investment income(2) ......................      5.94%**       5.57%         5.43%         6.01%         5.97%**

SUPPLEMENTAL DATA:
 Net assets at end of period (000) .............   $71,597       $78,789      $112,520       $78,706        $64,327
 Portfolio turnover rate .......................        20%           50%           86%          107%            46%


 * Commencement of Operations.

** Annualized.

(1) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been .91% (annualized), .84%, .85%, .87%, and 1.73% (annualized) for the six months ended June 30, 1995, for the years ended December 31, 1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.

(2) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.73% (annualized), 5.43%, 5.28%, 5.83%, and 4.94% (annualized) for the six months ended June 30, 1995, for the years ended December 31,1994, 1993 and 1992 and for the period ended December 31, 1991, respectively.

See accompanying Notes to Financial Statements.

               FLAG INVESTORS INTERMEDIATE-TERM INCOME FUND, INC.

Notes to Financial Statements

     A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Intermediate-Term Income Fund,Inc.(the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company designed to provide a high level of current income consistent with preservation of capital within an intermediate-term maturity structure. The Fund commenced operations on May 13, 1991. The following is a summary of significant accounting policies followed by the Fund.

     SECURITY VALUATION - Debt securities are valued on the basis of quotations provided by a pricing service, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.Portfolio securities that are listed on a national securities exchange are valued on the basis of their last sale price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by the investment advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

     FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income on a monthly basis and net realized long-term capital gains annually, if any.

     OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts.

     Costs incurred by the Fund in connection with its organization, registration, and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

     B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES-Investment Company Capital Corp.("ICC"),a subsidiary of Alex. Brown & Sons Incorporated ("Alex.Brown"), serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate of .35% of the first $1 billion of the Fund's average daily net assets, .30% of the Fund's average daily net assets in excess of $1 billion but not exceeding $1.5 billion, and
 .25% of the Fund's average daily net assets in excess of $1.5 billion.

     ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 0.70% of the Fund's average daily net assets. For the six months ended June 30, 1995, ICC waived fees of $77,117.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $14,876 for transfer agent services for the six months ended June 30, 1995.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $28,821 for accounting services for the six months ended June 30, 1995.

                                 FLAG INVESTORS
                      INTERMEDIATE-TERM INCOME FUND, INC.

Notes to Financial Statements
(CONCLUDED)

     As compensation for providing distribution services, Alex.Brown receives from the Fund an annual fee, calculated daily and paid monthly, at anannual rate equal to 0.25% of the Fund's average daily net assets. For the six months ended June 30, 1995,distribution fees aggregated $92,071.


     C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 20 million shares of capital stock, par value $.001 per share, all of which are designated as common stock.

     D. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities, other than short-term obligations, aggregated $14,399,952 and $24,231,690, respectively, for the six months ended June 30,1995.

     At June 30, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,221,595,and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,086,273.

     E. NET ASSETS - At June 30, 1995, net assets consisted of:


Paid-in-capital...........................           $74,802,419
Accumulated net realized loss from
 security transactions....................            (3,340,797)
Unrealized appreciation of
 investments..............................               135,322
                                                     $71,596,944